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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2003

                               DANAHER CORPORATION
               (Exact name of registrant as specified in charter)

---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                001-08089                             59-1995548
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
---------------------------------------- -------------------------------------- --------------------------------------

                         2099 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20006-1813
              (Address of Principal Executive Offices and Zip Code)

                                 (202) 828-0850
              (Registrant's telephone Number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits - The following exhibit is provided as part of the information furnished under Item 9 of this Current Report on Form 8-K:

Exhibit No.   Description
-----------   -----------
99.1          Press release -- "Danaher Corporation Reports Record Fourth
              Quarter and 2002 Results"

ITEM 9.  REGULATION FD DISCLOSURE.

         On January 30, 2003, Danaher Corporation issued a press release announcing earnings for the quarter and year ended December 31, 2002. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DANAHER CORPORATION

                                       By:      /s/ Patrick W. Allender
                                          --------------------------------------
                                          Name:  Patrick W. Allender
                                          Title: Executive Vice President, Chief
                                                 Financial Officer and Secretary

Dated:   January 30, 2003

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                                  Exhibit Index

Exhibit No.   Description
-----------   -----------
99.1          Press release -- "Danaher Corporation Reports Record Fourth
              Quarter and 2002 Results"